HEALTH AND RETIREMENT PROPERTIES TRUST

                    Unaudited Pro Forma Financial Statements

     The following unaudited pro forma balance sheet at March 31, 1997 and unaudited pro forma statements of income for the quarter ended March 31, 1997 and for the year ended December 31, 1996 are intended to present the financial position and results of operations of the Company as if the transactions described in the Notes were consummated on March 31, 1997, January 1, 1997 and January 1, 1996, respectively. These unaudited pro forma financial statements should be read in connection with, and are qualified in their entirety by reference to, the separate financial statements of the Company and of the Seller of the Government Office Properties, each for the year ended December 31, 1996, incorporated herein by reference to the Company's Current Report on Form 8-K dated February 17, 1997 and of the Company for the quarter ended March 31, 1997 incorporated by reference from its Quarterly Report on Form 10-Q. These unaudited adjusted pro forma financial statements are not necessarily indicative of the expected financial position or results of operations of the Company for any future period. Differences would result from, among other considerations, future changes in the Company's portfolio of investments, changes in interest rates, changes in the capital structure of the Company, delays in the acquisition of certain properties and changes in property level operating expenses.

Health and Retirement Properties Trust
Balance Sheets
March 31,1997
(amounts in thousands)
(unaudited)


                                                                     Pro Forma Data
                                             --------------------------------------------------------
                                                            Second Quarter    Pro Forma(B)  Pro Forma
                                             Historical     Acquisitions(A)  Adjustments
                                             ----------     --------------   ------------   ---------
ASSETS
Real estate properties, at cost:
    Land                                    $   168,064     $     19,400                   $   187,464
    Buildings and improvements                1,235,293          174,607                     1,409,900
                                            -----------     ------------      --------     -----------
                                              1,403,357          194,007             -       1,597,364
    Less accumulated depreciation                83,439                -             -          83,439
                                            -----------     ------------      --------     -----------
                                              1,319,918          194,007             -       1,513,925

Real estate mortgages                           146,508                -             -         146,508
Investment in HPT                               102,958                -             -         102,958
Cash and cash equivalents                        81,296          (46,622)     $ (1,000)         33,674
Interest and rent receivables                    16,933                -             -          16,933
Deferred interest and finance costs,
  net and other assets                           11,764                -           293          12,057
                                            -----------     ------------      --------     -----------
                                            $ 1,679,377     $    147,385      $   (707)    $ 1,826,055
                                            ===========     ============      ========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Bank notes payable                          $         -     $    145,000      $(75,000)    $    70,000
Senior notes payable, net                       124,446                -        75,554         200,000
Mortgages Payable                                27,588                -             -          27,588
Convertible subordinated debentures             211,723                -             -         211,723
Accounts payable and accrued expenses            32,212                -             -          32,212
Security deposits                                 6,111                -             -           6,111
Due to affiliates                                   916                -             -             916
Dividends payable                                35,532                -             -          35,532


Shareholders' equity:
   Preferred shares                                   -                -             -               -
   Common shares of beneficial interest,
     $.01 par value                                 987                1             -             988
   Additional paid-in capital                 1,368,275            2,384                     1,370,659
   Cumulative net income                        325,697                         (1,261)        324,436
   Distributions of cash available from
    operations                                 (454,110)               -             -        (454,110)
                                            -----------     ------------      --------     -----------
      Total shareholders' equity              1,240,849            2,385        (1,261)      1,241,973
                                            -----------     ------------      --------     -----------
                                            $ 1,679,377     $    147,385      $   (707)    $ 1,826,055
                                            ===========     ============      ========     ===========


Health and Retirement Properties Trust
Proforma Statement of  Income
Three months ended March 31, 1997
(amounts in thousands, except per share data)
(unaudited)



                                                                    Pro Forma Data
                                          ----------------------------------------------------------------------
                                                         Adjusted   Second Quarter
                                          Historical      GPI(C)     Acquisitions(D)  Adjustments(E)   Pro Forma
                                          ----------    ---------    --------------   -----------     -----------
Revenues:
         Rental income                     $ 30,679     $  12,028      $  5,369             -          $  48,076
         Interest income                      5,205             -             -             -              5,205
                                           --------     ---------      --------       -------          ---------
                  Total revenues             35,884        12,028         5,369             -             53,281
                                           --------     ---------      --------       -------          ---------
Expenses:
         Interest                             7,848        (1,894)        2,356       $   (97)             8,213
         Operating expenses                   2,067         3,593         1,042             -              6,702
         Depreciation and amortization        6,955         1,967           960           (76)             9,806
         General, administrative and
           advisory                           1,871           487           214             -              2,572
                                           --------     ---------      --------       -------          ---------
                  Total expenses             18,741         4,153         4,572          (173)            27,293
                                           --------     ---------      --------       -------          ---------

Income before equity income and              17,143         7,875           797           173             25,988
         extraordinary item

HPT equity income                             2,256             -             -             -              2,256
                                           --------     ---------      --------       -------          ---------

Income before extraordinary item           $ 19,399     $   7,875       $   797       $   173          $  28,244
                                           --------     ---------      --------       -------          ---------


Average shares outstanding                   71,905                                                       98,737

Per share data:
   Income before extraordinary item           $0.27                                                        $0.29



Health and Retirement Properties Trust
Proforma Statement of  Income
Year ended December 31, 1996
(amounts in thousands, except per share data)
(unaudited)



                                                                           Pro Forma Data
                                         ----------------------------------------------------------------------------------------
                                                   HRPT                          GPI
                                         ---------------------------  ----------------------------  Pro Forma
                                         Historical  Acquisitions(F)  Historical   Acquisitions(G)  Adjustments         Pro Forma
                                         ----------  ---------------  ----------   ---------------  -----------         ---------
Revenues:
         Rental income                   $  98,039      $ 41,878      $   36,523      $ 15,055               -          $  191,495
         Interest income                    22,144          (396)            780             -               -              22,528
                                         ---------      --------      ----------      --------      ----------          ----------
                  Total revenues           120,183        41,482          37,303        15,055               -             214,023
                                         ---------      --------      ----------      --------      ----------          ----------

Expenses:
         Interest                           22,545        21,050          28,730         8,313      $  (45,395)(H)          35,243
         Operating expenses                  3,776         4,495           8,657         5,605           1,073 (I)          23,606
         Depreciation and amortization      22,106         8,240           6,357         1,174             621 (J)          38,498
         General, administrative and
           advisory                          7,055         1,797           5,570             -          (3,486)(I)          10,936
                                         ---------      --------      ----------      --------      ----------          ----------
                  Total expenses            55,482        35,582          49,314        15,092         (47,187)            108,283
                                         ---------      --------      ----------      --------      ----------          ----------

Income before equity income and             64,701         5,900         (12,011)          (37)         47,187             105,740
         extraordinary item

HPT equity income                            8,860             -               -             -               -               8,860
Gain on HPT equity transaction               3,603             -               -             -               -               3,603
                                         ---------      --------      ----------      --------      ----------          ----------

Income before gain on sale and
  extraordinary item                     $  77,164      $  5,900      $  (12,011)     $    (37)     $   47,187         $   118,203
                                         ---------      --------      ----------      --------      ----------          ----------


Average shares outstanding                  66,255                                                      31,557              97,812

Per share data:
   Income before extraordinary item          $1.16                                                                           $1.21


             Pro-Forma Balance Sheet Adjustments at March 31, 1997

A. Represents the acquisition of 24 medical office buildings and ancillary structures, a 200 unit retirement housing property (collectively, "Second Quarter Acquisitions"), and a government office property during the second quarter of 1997 with cash on hand, draws on the Company's revolving credit facility and the issuance of shares of the Company.

B. Represents proceeds from the issuance of Remarketed Reset Notes due 2007 in the amount of $200,000, net of repayments under the bank credit facility of $75,000, repayment in full of the senior notes payable of $125,000 and the write-off of associated deferred financing fees as a result of the assumed transaction.

         Pro-Forma Income Statement for the Quarter Ended March 31, 1997

C. Represents the increase in rental income, operating expenses, depreciation and amortization and general, administrative and advisory expense arising from the Company's acquisition of the government office properties. Also reflects the decrease in interest expense arising from the Company's issuance of its shares pursuant to a common stock offering in March 1997, proceeds of which were used in part to repay amounts then outstanding on the Company's revolving credit facility, net of an increase in interest expense related to the Company's assumption of certain debt in connection with the acquisition of the government office properties.

D. Represents the increase in rental income, operating expenses, depreciation and amortization and general, administrative and advisory expense arising from the Company's acquisition of 24 medical office buildings and ancillary structures, a 200 unit retirement housing property and an office property leased to the U.S. government as well as the increase in interest expense due to the use of the Company's revolving credit facility to fund, in part, these acquisitions.

E. Represents the net decrease in interest expense which would have resulted from utilization of the proceeds from the assumed issuance of the Remarketed Reset Notes to refund previous borrowings which had been used to fund the acquisitions discussed in A above and the net decrease in amortization resulting from the write-off of deferred financing costs associated with the senior notes payable, net of additional amortization of costs associated with the Remarketed Reset Notes.

         Pro-Forma Income Statement for the Year Ended December 31, 1996

F. Represents the increase in rental income, interest expense, operating expenses, depreciation and amortization and general, administrative and advisory expense arising from the Second Quarter Acquisitions and other acquisitions completed during 1996 and 1997, assuming the contractual rents were in effect since January 1, 1996. Property level expense adjustments represent the annualized historical operating expenses for gross leased properties acquired. Depreciation expense adjustments assume an average building life of 40 years. Also assumes a reduction in interest income from the use of cash on hand to fund, in part, these acquisitions.

G. Represents the increase in rental income, interest expense, operating expenses and depreciation and amortization arising from GPI acquisitions during 1996 assuming the current contractual rents were in effect since January 1, 1996. Property level expense adjustments are established for the purposes of this pro-forma presentation as equal to the percentage of rents which is the same percentage of rents as was represented by property level operating expenses for the properties which were owned by GPI during 1996. Depreciation expense adjustments assume an average building life of 40 years.

H. Represents the reduction of interest expense arising from the Company's repayment of GPI mortgage and affiliate debt, excluding $27,588 of mortgage debt that was not repaid in connection with the merger, and the reduction of interest expense arising from the expected net reductions in the balance of the Company's revolving credit facility and the repayment of the senior notes payable with the use of proceeds from the issuance of the Remarketed Reset Notes.

I. Represents the net reduction in operating and administrative expenses arising from the differences in the Company's cost structure (which include the full year effect of general and administrative and property management services) and the cost structure of GPI (which included the employment of separate property management companies for certain of the government office properties under separate fee arrangements and cost related to administrative financial, acquisition and other activities performed by GPI's management) and the cost structure of the other properties acquired in 1997.

J. Represents the effect on depreciation arising from the adjustment of GPI's historical basis in existing assets to the Company's basis at acquisition and the net decrease in amortization resulting from the write-off of deferred financing costs associated with the senior notes payable, net of additional amortization of costs associated with the Remarketed Reset Notes.

K.    Other Data

The following presentation reflects the Company's expected acquisition of three properties currently under construction (the "Construction Properties"), all of which are expected to be substantially complete in 1997, subsequent to the closing of the GPI merger, for an aggregate cost of approximately $31,657, consisting of approximately $28,508 in cash and $3,149 in shares.



                                               March 31, 1997
                                               (amounts in thousands)

                                                                          Other Data
                                                                 ---------------------------
                                                                   Other
                                               Pro Forma         Adjustments        Adjusted
                                               ----------        -----------        --------
ASSETS
Real estate properties, at cost:
    Land                                      $   187,464         $  3,166 (1)  $   190,630
    Buildings and improvements                  1,409,900           28,491 (1)    1,438,391
                                              -----------         --------      -----------
                                                1,597,364           31,657        1,629,021
    Less accumulated depreciation                  83,439                -           83,439
                                              -----------         --------      -----------
                                                1,513,925           31,657        1,545,582

Real estate mortgages                             146,508                -          146,508
Investment in HPT                                 102,958                -          102,958
Cash and cash equivalents                          33,674          (28,508)(1)        5,166
Interest and rent receivables                      16,933                -           16,933
Deferred interest and finance costs,
  net and other assets                             12,057                -           12,057
                                              -----------         --------      -----------
                                              $ 1,826,055         $  3,149       $1,829,204
                                              ===========         ========      ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Bank notes payable                            $    70,000                -       $   70,000
Senior notes payable, net                         200,000                -          200,000
Mortgages Payable                                  27,588                -           27,588
Convertible Subordinated Debentures               211,723                -          211,723
Accounts payable and accrued expenses              32,212                -           32,212
Security deposits                                   6,111                -            6,111
Due to affiliates                                     916                -              916
Dividends payable                                  35,532                -           35,532


Shareholders' equity:
   Preferred shares                                     -                -                -
   Common shares of beneficial interest,
     $.01 par value                                   988         $      2 (1)          990
   Additional paid-in capital                   1,370,659            3,147 (1)    1,373,806
   Cumulative net income                          324,436                -          324,436
   Distributions of cash available from
     operations                                  (454,110)               -         (454,110)
                                              -----------         --------      -----------
      Total shareholders' equity                1,241,973            3,149        1,245,122
                                              -----------         --------      -----------
                                              $ 1,826,055         $  3,149       $1,829,204
                                              ===========         ========      ===========




                                           Quarter Ended March 31, 1997
                                           (amounts in thousands, except per share data)

                                                                      Other Data
                                             ---------      --------------------------
                                                            Other
                                             Pro Forma      Adjustments       Adjusted
                                             ---------      -----------       --------
Revenues:
         Rental income                        $  48,076       $ 2,099 (2)     $ 50,175
         Interest income                          5,205             -            5,205
                                              ---------       -------         --------
                  Total revenues                 53,281         2,099           55,380
                                              ---------       -------         --------

Expenses:
         Interest                                 8,213           469 (2)        8,682
         Operating expenses                       6,702           277 (2)        6,979
         Depreciation and amortization            9,806           157 (2)        9,963
         General, administrative and
           advisory                               2,572            38 (2)        2,610
                                              ---------       -------         --------
                  Total expenses                 27,293           941           28,234
                                              ---------       -------         --------

Net income before equity income and              25,988         1,158           27,146
         extraordinary item

HPT equity income                                 2,256             -            2,256
                                              ---------       -------         --------

Income before extraordinary item              $  28,244       $ 1,158         $ 29,402
                                              ---------       -------         --------


Average shares outstanding                       98,737                         98,990

Per share data:
   Income before extraordinary item               $0.29                          $0.30




                                         Year Ended December 31, 1996
                                         (amounts in thousands, except per share data)

                                                                       Other Data
                                          ---------        -----------------------------
                                                             Other
                                          Pro Forma        Adjustments          Adjusted
                                          ---------        -----------         ---------
Revenues:
         Rental income                     $ 191,495         $   8,390 (3)      $  199,885
         Interest income                      22,528                 -              22,528
                                           ---------         ---------          ----------
                  Total revenues             214,023             8,390             222,413
                                           ---------         ---------          ----------
Expenses:
         Interest                             35,243             1,872 (3)          37,115
         Operating expenses                   23,606             1,107 (3)          24,713
         Depreciation and amortization        38,498               598 (3)          39,096
         General, administrative and
           advisory                           10,936               147 (3)          11,083
                                           ---------         ---------          ----------
                  Total expenses             108,283             3,724             112,007
                                           ---------         ---------          ----------

Net income before equity income and          105,740             4,666             110,406
         extraordinary item

HPT equity income                              8,860                 -               8,860
Gain on HPT equity transaction                 3,603                 -               3,603
                                           ---------         ---------          ----------

Income before gain on sale &
  extraordinary                            $ 118,203         $   4,666          $  122,869
                                           ---------         ---------          ----------


Average shares outstanding                    97,812                                98,065

Per share data:
   Income before extraordinary item            $1.21                                 $1.25


1.  Reflects the acquisition of the Construction Properties discussed above.

2. Represents the adjustment to reflect current rents from existing leases at the Contract Properties, assuming such leases and related contractual rents were in effect since January 1, 1996. Property level expense adjustments are established for the purposes of this pro-forma presentation as equal to the percentage of rents which is the same percentage of rents as was represented by property level operating expenses for the properties which were owned by GPI during 1996. Property level expense adjustments also include the impact of the Company's cost structure discussed in I above for the entire quarter ended March 31, 1997. Depreciation expense adjustments assume an average building life of 40 years.

3. Represents the adjustment to reflect current rents from existing leases at the Contract Properties, assuming such leases and related contractual rents were in effect since January 1, 1996. Property level expense adjustments are established for the purposes of this pro-forma presentation as equal to the percentage of rents which is the same percentage of rents as was represented by property level operating expenses for the properties which were owned by GPI during 1996. Property level expense adjustments also include the impact of the Company's cost structure discussed in I above for the entire year ended
December 31, 1996. Depreciation expense adjustments assume an average building life of 40 years.